POWER OF ATTORNEY

Know all men by these presents:

That I, Frederic K. Becker , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Frederic Becker

Frederic K. Becker

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Gordon M. Bethune , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Gordon Bethune

Gordon M. Bethune

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Gaston Caperton , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Gaston Caperton

Gaston Caperton

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Richard J. Carbone , a Executive Vice President and Chief Financial Officer of The Prudential Insurance Company of America ("Prudential), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2008.

/s/Richard J. Carbone

Richard J. Carbone

EVP and Chief Financial Officer

POWER OF ATTORNEY

Know all men by these presents:

That I, Gilbert F. Casellas , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Gilbert F. Casellas

Gilbert F. Casellas

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James G. Cullen , of a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

James G. Cullen

James G. Cullen

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, William H. Gray, III , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

William H. Gray, III

William H. Gray, III

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Mark B. Grier , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March , 2008.

Mark B. Grier

Mark B. Grier

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Jon F. Hanson , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Jon F. Hanson

Jon F. Hanson

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Constance J. Horner , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Constance J. Horner

Constance J. Horner

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Karl J. Krapek , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Karl J. Krapek

Karl J. Krapek

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Christine A. Poon , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Christine Poon

Christine A. Poon

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Peter B. Sayre , a Senior Vice President and Controller of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

Peter B. Sayre

Peter B. Sayre

SVP and Controller

POWER OF ATTORNEY

Know all men by these presents:

That I, John R. Strangfeld , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March , 2008.

John R. Strangfeld

John R. Strangfeld

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James A. Unruh , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2007.

James A. Unruh

James A. Unruh

Director